PACIFIC ETHANOL PLANTS. (Details 1) - ICP [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Net sales - pro forma	$ 1,710,317	$ 1,802,159
Consolidated net income (loss) - pro forma	$ (42,589)	$ 8,329
Diluted net income (loss) per share - pro forma	$ (0.95)	$ 0.16
Diluted weighted-average shares - pro forma	$ 42,745	$ 42,251